                                                               EXHIBIT (g)(1)(i)

[ING FUNDS LOGO]

December 28, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

      Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two newly established series of ING Equity Trust, and ING International Value Choice
Fund, a newly established series of ING Mutual Funds (the "Funds"), to be included on the AMENDED EXHIBIT A to the Agreements as shown, effective February 1, 2005.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             ---------------------------------
                                             Michael J. Roland
                                             Executive Vice President and
                                             Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. Mcgann
   -------------------------------------
Name: EDWARD G. McGANN
Title: MANAGING DIRECTOR, Duly Authorized

337 E. Doubletree Ranch Rd.        Tel: 480-477-3000      ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                                       EFFECTIVE DATE
----------------------------------------                                   ----------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                                     May 17, 2004
  ING Corporate Leaders Trust - Series B                                     May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                                      June 9, 2003
  ING Disciplined LargeCap Fund                                             June 9, 2003
  ING Equity and Bond Fund                                                  June 9, 2003
  ING Financial Services Fund                                               June 9, 2003
  ING LargeCap Growth Fund                                                  June 9, 2003
  ING LargeCap Value Fund                                                  February 1, 2004
  ING MidCap Opportunities Fund                                             June 9, 2003
  ING MidCap Value Choice Fund                                             February 1, 2005
  ING MidCap Value Fund                                                      June 9, 2003
  ING Principal Protection Fund                                              June 2, 2003
  ING Principal Protection Fund II                                           June 2, 2003
  ING Principal Protection Fund III                                          June 2, 2003
  ING Principal Protection Fund IV                                           June 2, 2003
  ING Principal Protection Fund V                                            June 2, 2003
  ING Principal Protection Fund VI                                           June 2, 2003
  ING Principal Protection Fund VII                                           May 1, 2003
  ING Principal Protection Fund VIII                                       October 1, 2003
  ING Principal Protection Fund IX                                         February 2, 2004
  ING Principal Protection Fund X                                             May 3, 2004
  ING Principal Protection Fund XI                                          August 16, 2004
  ING Principal Protection Fund XII                                        November 15, 2004
  ING Principal Protection Fund XIII                                       February 14, 2005
  ING Principal Protection Fund XIV                                         April 25, 2005
  ING Real Estate Fund                                                        June 9, 2003
  ING SmallCap Opportunities Fund                                            June 9, 2003
  ING SmallCap Value Choice Fund                                           February 1, 2005
  ING SmallCap Value Fund                                                    June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                              April 7, 2003
  ING GNMA Income Fund                                                       April 7, 2003
  ING High Yield Bond Fund                                                   April 7, 2003
  ING Intermediate Bond Fund                                                 April 7, 2003
  ING Lexington Money Market Trust                                           April 7, 2003
  ING Money Market Fund                                                      April 7, 2003
  ING National Tax-Exempt Bond Fund                                          April 7, 2003

ING GET FUND
  ING GET Fund - Series G                                                   July 14, 2003
  ING GET Fund - Series H                                                   July 14, 2003
  ING GET Fund - Series I                                                   July 14, 2003
  ING GET Fund - Series J                                                   July 14, 2003
  ING GET Fund - Series K                                                   July 14, 2003
  ING GET Fund - Series L                                                   July 14, 2003
  ING GET Fund - Series M                                                   July 14, 2003
  ING GET Fund - Series N                                                   July 14, 2003
  ING GET Fund - Series P                                                   July 14, 2003
  ING GET Fund - Series Q                                                   July 14, 2003
  ING GET Fund - Series R                                                   July 14, 2003
  ING GET Fund - Series S                                                   July 14, 2003
  ING GET Fund - Series T                                                   July 14, 2003
  ING GET Fund - Series U                                                   July 14, 2003
  ING GET Fund - Series V                                                   March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                         June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                                         January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                                    January 6, 2003
  ING American Funds Growth Portfolio                                     September 2, 2003
  ING American Funds Growth-Income Portfolio                              September 2, 2003
  ING American Funds International Portfolio                              September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                           January 13, 2003
  ING Capital Guardian Managed Global Portfolio                            January 13, 2003
  ING Capital Guardian Small Cap Portfolio                                 January 13, 2003
  ING Developing World Portfolio                                           January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio                           January 6, 2003
  ING Evergreen Health Sciences Portfolio                                    May 3, 2004
  ING Evergreen Omega Portfolio                                              May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                                January 6, 2003
  ING Goldman Sachs Tollkeeper(SM)Portfolio                                January 6, 2003
  ING Hard Assets Portfolio                                                January 13, 2003
  ING International Portfolio                                              January 13, 2003
  ING Janus Special Equity Portfolio                                       January 13, 2003
  ING Jennison Equity Opportunities Portfolio                               January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                                  January 13, 2003
  ING Julius Baer Foreign Portfolio                                        January 13, 2003
  ING Legg Mason Value Portfolio                                           January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                                  May 1, 2004
  ING LifeStyle Growth Portfolio                                             May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                                    May 1, 2004
  ING LifeStyle Moderate Portfolio                                           May 1, 2004

ING INVESTORS TRUST (CONT.)
  ING Limited Maturity Bond Portfolio                                      January 6, 2003
  ING Liquid Assets Portfolio                                              January 6, 2003
  ING Marsico Growth Portfolio                                             January 13, 2003
  ING Mercury Focus Value Portfolio                                        January 6, 2003
  ING Mercury Large Cap Growth Portfolio                                   January 6, 2003
  ING MFS Mid Cap Growth Portfolio                                         January 13, 2003
  ING MFS Total Return Portfolio                                           January 13, 2003
  ING Oppenheimer Main Street Portfolio(R)                                 January 13, 2003
  ING PIMCO Core Bond Portfolio                                            January 13, 2003
  ING PIMCO High Yield Portfolio                                           November 5, 2003
  ING Salomon Brothers All Cap Portfolio                                   January 6, 2003
  ING Salomon Brothers Investors Portfolio                                 January 6, 2003
  ING Stock Index Portfolio                                                November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio                         January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                                January 13, 2003
  ING UBS U.S. Balanced Portfolio                                          January 6, 2003
  ING Van Kampen Equity Growth Portfolio                                   January 13, 2003
  ING Van Kampen Global Franchise Portfolio                                January 13, 2003
  ING Van Kampen Growth and Income Portfolio                               January 13, 2003
  ING Van Kampen Real Estate Portfolio                                     January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                                             November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                              November 3, 2003
  ING Foreign Fund                                                           July 1, 2003
  ING Global Equity Dividend Fund                                          September 2, 2003
  ING Global Real Estate Fund                                              November 3, 2003
  ING International Fund                                                   November 3, 2003
  ING International SmallCap Growth Fund                                   November 3, 2003
  ING International Value Choice Fund                                      February 1, 2005
  ING Precious Metals Fund                                                 November 3, 2003
  ING Russia Fund                                                          November 3, 2003
  ING Worldwide Growth Fund                                                November 3, 2003

ING PARTNERS, INC.
  ING Aeltus Enhanced Index Portfolio                                      January 10, 2005
  ING American Century Select Portfolio                                    January 10, 2005
  ING American Century Small Cap Value Portfolio                           January 10, 2005
  ING Baron Small Cap Growth Portfolio                                     January 10, 2005
  ING Fidelity(R) VIP Contrafund(R) Portfolio                              November 15, 2004
  ING Fidelity(R) VIP Equity Income Portfolio                              November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio                                     November 15, 2004
  ING Fidelity(R) VIP Mid Cap Portfolio                                    November 15, 2004

ING PARTNERS, INC. (CONT.)
  ING Goldman Sachs(R) Capital Growth Portfolio                            January 10, 2005
  ING Goldman Sachs(R) Core Equity Portfolio                               January 10, 2005
  ING JPMorgan Fleming International Portfolio                             January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                                     January 10, 2005
  ING MFS Capital Opportunities Portfolio                                  January 10, 2005
  ING OpCap Balanced Value Portfolio                                       January 10, 2005
  ING Oppenheimer Global Portfolio                                         January 10, 2005
  ING Oppenheimer Strategic Income Portfolio                               January 10, 2005
  ING PIMCO Total Return Portfolio                                         January 10, 2005
  ING Salomon Brothers Aggressive Growth Portfolio                         January 10, 2005
  ING Salomon Brothers Fundamental Value Portfolio                         January 10, 2005
  ING Salomon Brothers Investors Value Portfolio                           January 10, 2005
  ING Salomon Brothers Large Cap Growth Portfolio                          January 10, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio                   January 10, 2005
  ING T. Rowe Price Growth Equity Portfolio                                January 10, 2005
  ING UBS U.S. Large Cap Equity Portfolio                                  January 10, 2005
  ING Van Kampen Comstock Portfolio                                        January 10, 2005
  ING Van Kampen Equity and Income Portfolio                               January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                                   June 2, 2003
  ING Aeltus Money Market Fund                                              June 2, 2003
  ING Balanced Fund                                                         June 2, 2003
  ING Classic Principal Protection Fund II                                  June 2, 2003
  ING Classic Principal Protection Fund III                                 June 2, 2003
  ING Classic Principal Protection Fund IV                                  June 2, 2003
  ING Equity Income Fund                                                    June 9, 2003
  ING Global Science and Technology Fund                                    June 2, 2003
  ING Government Fund                                                       June 2, 2003
  ING Growth Fund                                                           June 9, 2003
  ING Index Plus LargeCap Fund                                              June 9, 2003
  ING Index Plus MidCap Fund                                                June 9, 2003
  ING Index Plus Protection Fund                                            June 2, 2003
  ING Index Plus SmallCap Fund                                              June 9, 2003
  ING International Growth Fund                                            November 3, 2003
  ING Small Company Fund                                                    June 9, 2003
  ING Strategic Allocation Balanced Fund                                    June 2, 2003
  ING Strategic Allocation Growth Fund                                      June 2, 2003
  ING Strategic Allocation Income Fund                                      June 2, 2003
  ING Value Opportunity Fund                                                June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                            July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                              July 7, 2003
  ING VP Strategic Allocation Income Portfolio                              July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth And Income Portfolio                                         July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                                     June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                                   September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                                   December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                                     March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                                     June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                                   September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                                   December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                                    March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                                    June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1                                 TBD
  ING GET U.S. Opportunity Portfolio - Series 2                                 TBD
  ING VP Worldwide Growth Portfolio                                        November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                            July 7, 2003
  ING VP Growth Portfolio                                                   July 7, 2003
  ING VP Index Plus LargeCap Portfolio                                      July 7, 2003
  ING VP Index Plus MidCap Portfolio                                        July 7, 2003
  ING VP Index Plus SmallCap Portfolio                                      July 7, 2003
  ING VP International Equity Portfolio                                    November 3, 2003
  ING VP Small Company Portfolio                                            July 7, 2003
  ING VP Value Opportunity Portfolio                                        July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                              October 6, 2003
  ING VP Disciplined LargeCap Portfolio                                     October 6, 2003
  ING VP Financial Services Portfolio                                        May 1, 2004
  ING VP High Yield Bond Portfolio                                          October 6, 2003
  ING VP International Value Portfolio                                     November 3, 2003
  ING VP LargeCap Growth Portfolio                                          October 6, 2003
  ING VP MagnaCap Portfolio                                                 October 6, 2003
  ING VP MidCap Opportunities Portfolio                                     October 6, 2003
  ING VP Real Estate Portfolio                                                May 1, 2004
  ING VP SmallCap Opportunities Portfolio                                   October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                              July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                         November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                           July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                July 7, 2003

ING VP NATURAL RESOURCES TRUST                                 October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                               October 6, 2003
  The Bond Portfolio                                           October 6, 2003
  The Money Market Portfolio                                   October 6, 2003
  The Stock Portfolio                                          October 6, 2003